UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)    January 22, 2009
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                    Dynasil Corporation of America
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        (Exact name of registrant as specified in its charter)

     Delaware                                          22-1734088
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(State or other                                 (IRS Employer
jurisdiction of incorporation)                 Identification No.)


            385 Cooper Road, West Berlin, New Jersey, 08091
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               (Address of principal executive offices)


                            (856)-767-4600
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         (Registrant's telephone number, including area code)

                            Not Applicable
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     (Former name or former address, if changed since last report)




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ITEM 8. OTHER EVENTS

On January 22. 2009, Dynasil announced that its research subsidiary, Radiation Monitoring Devices, Inc., was awarded three research and development contracts totaling $5.6 million over a three year period by the United States Department of Homeland Security. The contracts are for work relating to the development of improved materials for detection of nuclear weapons and so-called "dirty" bombs. The text of the Press Release dated January 22, 2009 which is filed as
Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.



ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

( c ) Exhibits

     99.1 Press release, dated January 22, 2009, issued by Dynasil Corporation of America announcing its $5.6 million of research contracts awarded to Dynasil's subsidiary.

EXHIBIT INDEX

Exhibit 99.1


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                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date:     January 22, 2009        By:  /s/ Craig Dunham
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                                   Craig Dunham
                                   President and Chief Executive Officer